UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 4, 2022

ALLIED MOTION TECHNOLOGIES INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	0-04041	84-0518115
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

495 Commerce Drive

Amherst, New York 14228

(Address of Principal Executive Offices, including zip code)

(716) 242-8634

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock	AMOT	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.07.Submission of Matters to a Vote of Security Holders.

Allied Motion Technologies Inc. (“the Company”) held its annual stockholders’ meeting on May 4, 2022. At the annual meeting, the stockholders of the Company (i) elected the seven director nominees, (ii) approved, on an advisory basis, the compensation awarded to the Company’s Named Executive Officers, (iii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year.

The tables below are calculated based on 15,452,717 shares of the Company’s outstanding Common Stock on the record date of March 9, 2022.

The results of the voting for the seven director nominees were as follows:

Nominee	For	Against	Abstentions	Broker Non-votes
Robert B. Engel	12,736,614	86,703	10,360	1,537,856
Richard D. Federico	12,445,953	377,365	10,359	1,537,856
Steven C. Finch	12,741,430	81,737	10,510	1,537,856
James J. Tanous	12,139,376	683,941	10,360	1,537,856
Nicole R. Tzetzo	12,630,393	192,775	10,509	1,537,856
Richard S. Warzala	12,690,708	137,447	5,522	1,537,856
Michael R. Winter	12,601,556	221,762	10,359	1,537,856

The results for the advisory vote on executive compensation were as follows:

,222
For	Against	Abstentions	Broker Non-Votes
12,129,755	301,905	402,017	1,537,856

The results of the voting for the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year were as follows:

For	Against	Abstentions
14,032,353	14,642	324,538

Item 8.01.Other Events.

Director Compensation Program

On May 4, 2022, the Board of Directors amended the Company’s Director Compensation Program. As amended, the annual cash retainer paid to each Non-employee Director is increased to $62,400. The annual restricted stock award granted to each Non-employee Director under the Company’s 2017 Omnibus Incentive Plan was also increased. As amended, the annual award consists of shares of the Company’s common stock with a value of $69,100 as of the date of election. These restricted shares will vest quarterly over the 12-month service period.

A copy of the Company’s Director Compensation Program, Stock Ownership Requirements and Stock-in-Lieu of Cash Retainer Plan, including the Non-Employee Director Compensation Policy pursuant to the 2017 Omnibus Incentive Plan is filed as Exhibit 10.1 hereto.

Item 9.01. Financial Statements and Exhibits

10.1

Company’s Director Compensation Program, Stock Ownership Requirements and Stock-in-Lieu of Cash Retainer Plan, including the Non-Employee Director Compensation Policy pursuant to the 2017 Omnibus Incentive Plan.

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: May 6, 2022ALLIED MOTION TECHNOLOGIES INC.

By:  /s/ Michael R. Leach

Michael R. Leach

Senior Vice President & Chief Financial Officer